REGISTRATION RIGHTS AGREEMENT


            This Registration Rights Agreement (this "Agreement") is made and entered into as of June 30, 2005, by and among Center Bancorp, Inc., a New Jersey corporation (the "Company"), and the investors signatory hereto (each a "Purchaser" and collectively, the "Purchasers").

            This Agreement is made pursuant to the Stock Purchase Agreement, dated as of the date hereof, among the Company and the Purchasers (the "Purchase Agreement").

            NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers agree as follows:

      Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

            "Effective Date" means the date that the Registration Statement filed pursuant to Section 2(a) hereof is first declared effective by the Commission.

            "Effectiveness Date" means: (a) with respect to the initial Registration Statement required to be filed to cover the resale by the Holders of the Registrable Securities, the earlier of: (i) the 120th day following the Closing Date and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that the initial Registration Statement will not be reviewed or is no longer subject to further review and comments, and
(b) with respect to any additional Registration Statements that may be required pursuant to Section 2(a) hereof, the earlier of: (i) the 120th day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required under such Section and (ii) the fifth Trading Day following the date on which the Company is notified by the Commission that such additional Registration Statement will not be reviewed or is no longer subject to further review and comments.

            "Effectiveness Period" shall have the meaning set forth in Section 2(a).

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Filing Date" means: (a) with respect to the initial Registration Statement required to be filed to cover the resale by the Holders of the Registrable Securities, the 30th day following the Closing Date, and (b) with respect to any additional Registration Statements that may be required pursuant to Section 2(a) hereof, the 30th day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required under such Section.
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            "Holder" or "Holders"  means the holder or holders,  as the case may be, from time to time of Registrable Securities.

            "Indemnified  Party"  shall  have the  meaning  set forth in Section
5(c).

            "Indemnifying  Party"  shall have the  meaning  set forth in Section
5(c).

            "Losses" shall have the meaning set forth in Section 5(a).

            "Proceeding"  means  an  action,   claim,  suit,   investigation  or
proceeding   (including,   without  limitation,   an  investigation  or  partial
proceeding, such as a deposition), whether commenced or threatened.

            "Prospectus"  means  the  prospectus   included  in  a  Registration
Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including, without limitation, post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

            "Registrable Securities" means the Shares issued pursuant to the Purchase Agreement, together with any securities issued or issuable in respect of such Shares (including, without limitation, upon any stock split, dividend or other distribution, merger, consolidation, recapitalization or similar event), but only if and so long as they have not been sold pursuant to a Registration Statement or in a sale exempt from registration pursuant to Rule 144.

            "Registration Statement" means each of the following: (i) an initial registration statement which is required to register the resale of the Registrable Securities, and (ii) each additional registration statement, if any, contemplated by Section 2(a), and including, in each case, the Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

            "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.


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

            "Securities Act" means the Securities Act of 1933, as amended.

            "Shares" shall have the meaning set forth in the Purchase Agreement.

      Registration.

            On or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form for such purpose) and shall contain (subject to such modification as may be required pursuant to written comments received from the staff of the Commission upon a review of such Registration Statement) the "Plan of Distribution" attached hereto as Annex A. The Company shall use its reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as soon as possible but, in any event, no later than the Effectiveness Date, and shall use its reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until the date which is two years after the date that the Registration Statement is declared effective by the Commission or such earlier date when all Registrable Securities covered by the Registration Statement have been sold or may be sold without volume or other restrictions pursuant to Rule 144(k) as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holders (the "Effectiveness Period"). It is agreed and understood that the Company shall, from time to time, be obligated to file an additional Registration Statement to cover any Registrable Securities which are not registered for resale pursuant to a pre-existing Registration Statement (e.g., following the receipt of a request from a Holder, whose Registrable Securities are not so registered for resale, that the Holder's Registrable Securities be registered for resale).

            If: (i) a Registration Statement is not filed on or prior to its Filing Date (if the Company files a Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a) hereof, the Company shall not be deemed to have satisfied this clause (i)), or (ii) a Registration Statement is not declared effective by the Commission on or prior to its required Effectiveness Date, or (iii) after its Effective Date, such Registration Statement or related Prospectus ceases for any reason to be available to the Holders as to all Registrable Securities the offer and sale of which it is required to cover at any time prior to the expiration of its Effectiveness Period (whether due to the Registration Statement ceasing for any reason to be effective or because use of the Prospectus has been suspended for any reason, including, without limitation, pursuant to Section 3(j) hereof) for an aggregate of more than 20 consecutive Trading Days or an aggregate of 40 Trading Days (which need not be consecutive) in any twelve month period (any such failure or breach being referred to as an "Event," and for purposes of clauses (i) or (ii) the date on which such Event occurs, or for purposes of clause (iii) the date which such 20 consecutive or 40 Trading Day-period (as applicable) is exceeded, being referred to as "Event Date"), then, in addition to any other rights available to the Holders: (x) on such Event Date the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1% of the aggregate purchase price paid by such Holder for its Shares pursuant to the Purchase Agreement; and (y) on each monthly anniversary of each such Event Date thereof (if the applicable Event shall not have been cured by such date, subject to pro rata payment pursuant to the last sentence of this Section 2(b)) until the applicable Event is cured, the Company shall pay to each Holder an additional amount in cash, as liquidated damages and not as a penalty, equal to 1.5% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement, provided, that all periods shall be tolled, with respect to a Holder, by the number of Trading Days in excess of ten (10) during which such Holder fails to provide the Company with information regarding such Holder and the Registrable Securities held by such Holder which was reasonably requested by the Company in order to effect the registration of such Holder's Registrable Securities (provided further, that in the event that the Commission's staff takes the position in written comments to the Company that such failure precludes such staff from declaring a Registration Statement

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

effective, then such Holder's Registrable Securities may be excluded by the Company from such Registration Statement). It shall be a condition precedent to the obligations of the Company to pay any liquidated damages pursuant to this
Section 2 with respect to the Registrable Securities of any Holder that such Holder shall furnish to the Company such information regarding itself and the Registrable Securities held by it. If the Company fails to pay any liquidated damages pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 12% per annum (or if the maximum amount that is permitted to be paid by applicable law is a lesser amount, such lesser amount) to the Holder, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The liquidated damages pursuant to the terms hereof shall apply on a pro rata basis for any portion of a month prior to the cure of an Event. Notwithstanding the foregoing, after such time as the Company shall have become obligated pursuant to this Section 3(b) to any Holder to make payments (and shall have made such payments) in the aggregate (excluding for such purposes payments of any interest thereon) of 5.0% of the aggregate Investment Amount paid by such Holder for Shares pursuant to the Purchase Agreement, then the amount of liquidated damages to be calculated in accordance with the above sentences shall thereafter for such Holder be reduced from 1.0% to 0.5% and from 1.5% to 1.0%, respectively, with respect to all such liquidated damages (other than with respect to interest thereon) accruing in excess of 5.0% of the aggregate Investment Amount paid by such Holder for such Shares.

      Registration Procedures

            In connection with the Company's registration obligations hereunder, the Company shall:

                  (i) Not less than five (5) Trading Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto, furnish to the Holders copies of all such documents proposed to be filed which documents (other than those incorporated by reference) will be subject to the review of such Holders. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in writing in good faith unless and until the Company shall have reasonably responded to the written comments of such Holders, including, without limitation, by making such changes to such Registration Statement or any related Prospectus or any amendment thereto as are necessary to reasonably address such objection.

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

                  (ii) (A) Prepare and file with the Commission such amendments, including post-effective amendments, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to (x) keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period, and (y) include any Registrable Securities held by any person who becomes a successor or assign of a Holder (a "Successor Holder") in accordance with Section 6(e) hereof and Section 6.6 of the Purchase Agreement; such amendment shall be filed promptly after notice of transfer by a Holder to such Successor Holder has been provided to the Company (provided, that if the inclusion of Registrable Securities held by a Successor Holder may be accomplished by a Prospectus supplement, the Company may, in lieu of filing an amendment to the Registration Statement, promptly prepare and file pursuant to Rule 424 such Prospectus supplement); (B) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (C) respond as promptly as reasonably possible, and in any event within ten Trading Days, to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as Selling Stockholders but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company; (D) prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; and (E) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to each Registration Statement and the disposition of all Registrable Securities covered by each Registration Statement.

                  (iii) Notify the Holders in writing no later than two Trading Days following the day (A)(x) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement (the Company shall provide to each of the Holders true and complete copies thereof and all written responses thereto that pertain to the Holders as Selling Stockholders or to the Plan of Distribution, but not information which the Company reasonably believes would constitute material and non-public information); and (y) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (B) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as Selling Stockholders or the Plan of Distribution; (C) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (D) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (E) subject to Section 3(b), of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

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

                  (iv) Use its reasonable best efforts to avoid the issuance of, or, if issued, to obtain the withdrawal of (A) any order suspending the effectiveness of a Registration Statement, or (B) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

                  (v) Furnish to each Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

                  (vi) Promptly deliver to each Holder, without charge, as many copies of each Prospectus or Prospectuses and each amendment or supplement thereto as such Holders may reasonably request. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

                  (vii) Prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of those jurisdictions within the United States identified by each Purchaser on such Purchaser's signature page to the Purchase Agreement, and thereafter to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period, and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statements; provided, that the Company shall not be required to qualify generally to do business or file a general consent to service of process in any jurisdiction where it is not then so qualified or subject the Company to any material tax in any such jurisdiction where it is not then so subject .

                  (viii) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a purchaser pursuant to the Registration Statements, which certificates shall be free of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

                  (ix) Upon the occurrence of any event contemplated by Section 3(a)(iii)(E), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

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

                  (x) Comply with all applicable rules and regulations of the Commission.

            (b) In connection with the Company's registration obligations hereunder, the Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and any Affiliate thereof and as to any other information for such Holder which the Commission requires to be disclosed in any Registration Statements. For not more than twenty (20) consecutive days or for a total of not more than forty (40) days in any twelve (12) month period, the Company may suspend the use of any Prospectus included in any Registration Statement in connection with any of the events described in Section 3(a)(iii)(B)-(E) (an "Allowed Delay"); provided, that the Company shall promptly
(a) notify the Holders in writing of the existence of (but in no event, without the prior written consent of a Holder, shall the Company disclose to such Holder any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, (b) advise the Holders in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and
(c) use reasonable efforts to terminate an Allowed Delay as promptly as practicable. The periods set forth in Section 2(b) shall not be tolled during any Allowed Delay.

      Registration Expenses. All fees and expenses incident to the Company's performance of its obligation under this Agreement (excluding any underwriting discounts and selling commissions and all legal fees and expenses of legal counsel for any Holder, other than one counsel designated by the Holders of no less than a majority of the Registrable Securities then outstanding, whose fees and expenses shall be borne by the Company up to an aggregate amount of $20,000) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) payable to the Commission in connection with the filing of a Registration Statement, (B) with respect to filings required to be made with the Trading Market on which the Common Stock is then listed for trading, and (C) in compliance with applicable state securities or Blue Sky laws), (ii) printing and duplicating expenses (including, without limitation, expenses of printing certificates for
Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual or other audit or review of its financial statements and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

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      Indemnification.

            Indemnification by the Company.  The Company shall,  notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, investment advisors, partners, members, shareholders and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and reasonable attorneys'
fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent (1) that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that each Holder has approved Annex A hereto for this purpose), such Prospectus or in any amendment or supplement thereto, (2) arising from any offer or sale of Registrable Securities during a period in which the Company has suspended use of the Prospectus pursuant to Section 3(c)(ii)-(v) and of which suspension such Holder has been provided notice by the Company prior to such offer or sale, or (3) if such Holder fails to deliver, within the time required by the Securities Act, a Prospectus that is amended or supplemented, to the extent, but only to the extent, that such Prospectus, as amended or supplemented, would have corrected the untrue statement or omission or alleged untrue statement or omission of a material fact giving rise to such Loss contained in the Prospectus delivered by such Holder, so long as the Prospectus, as amended or supplemented, has been delivered to such Holder by the Company reasonably prior to such time. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

            Indemnification by Holders. Each Holder shall, notwithstanding any termination of this Agreement, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon: any untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent (1) that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement (it being understood that each

Holder has approved Annex A hereto for this purpose), such Prospectus or in any amendment or supplement thereto, (2) arising from any offer or sale of Registrable Securities during a period in which the Company has suspended use of the Prospectus pursuant to Section 3(c)(ii)-(v) and of which suspension such Holder has been provided notice by the Company prior to such offer or sale, or
(3) if such Holder fails to deliver, within the time required by the Securities Act, a Prospectus that is amended or supplemented, to the extent, but solely to the extent, that such Prospectus, as amended or supplemented, would have corrected the untrue statement or omission or alleged untrue statement or omission of a material fact giving rise to such Loss contained in the Prospectus delivered by such Holder, so long as the Prospectus, as amended or supplemented, has been delivered to such Holder by the Company reasonably prior to such time. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

            Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with the defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except and only to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

            An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party), provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is or could have been a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

            All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or defending such Proceeding) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

            Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such
Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

            The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

      Miscellaneous

            Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

            No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Purchasers in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof and until the Registration Statement is declared effective, enter into any agreement providing any such right to any of its security holders. Except pursuant to that certain Registration Rights Agreement dated September 29, 2004 by and among the Company and the other signatories thereto, the Company has not previously entered into any agreement granting any registration rights with respect to any of its securities to any Person which have not been fully satisfied.

            Purchasers' Piggy-Back Registrations. If at any time after the Filing Date and prior to the expiration of the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file, or has filed, with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than (i) on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans or (ii) on Form S-3 (as promulgated under the Securities Act) or its then equivalent relating to equity securities to be issued solely in connection with the Company's dividend reinvestment and stock purchase plan, then the Company shall send to each Holder written notice of such determination and, if within fifteen days after receipt of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights.

            Amendments and Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Holder or Holders (as applicable) of no less than a majority of the then outstanding Registrable Securities. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

            Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 5:00 p.m. (New York time) on a Business Day and confirmation of such delivery is received, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 5:00 p.m. (New York time) on the date of transmission and confirmation of such delivery is received, (iii) the Business Day following the date of transmission, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

      If to the Company:      Center Bancorp, Inc.
                              2455 Morris Avenue
                              Union, NJ  07083-0007
                              Telephone:  (908) 688-9500
                              Facsimile:  (908) 687-4992
                              Attention:  Chief Executive Officer

           With a copy to:    Lowenstein Sandler PC
                              65 Livingston Avenue
                              Roseland, New Jersey 07068
                              Telephone:  (973) 597-2350
                              Facsimile:  (973) 597-2351 (fax)
                              Attention:  Peter H. Ehrenberg, Esquire


      If to a Purchaser:      To the address set forth under such
                              Purchaser's
                              name on the signature pages hereto.

      If to any other Person who is then the registered Holder:

                              To the address of such Holder as it appears in the stock transfer books of the Company or such other address as may be designated in writing hereafter, in the same manner, by such Person.

            Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of each Holder, except to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, after notice duly given by the Company in writing to each Holder at least 20 days prior to the consummation of such transaction. Each Holder may assign such Holder's rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement

            Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same
Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

            Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective Affiliates, employees or agents) may be commenced in the state and federal courts sitting in the State of New York (the

"New York Courts"). Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any Proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of this Agreement, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

            Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

            Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

            Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            Independent Nature of Holders' Obligations and Rights. The obligations of each Holder hereunder is several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder acknowledges that no other Holder has acted as agent for such Holder in connection with the investment contemplated by the Purchase Agreement and this Agreement and that no Holder will be acting as agent of such Holder in connection with monitoring its investment in the Shares or enforcing its rights under the Transaction Documents. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                          SIGNATURE PAGES TO FOLLOW]

               SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT



            IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                                    CENTER BANCORP, INC.



                                    By:  /s/ Anthony C. Weagley
                                         ---------------------------
                                    Name:   Anthony C. Weagley
                                    Title:  Vice President and Treasurer



                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGES FOR PURCHASERS FOLLOW]

            IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                    BAY POND INVESTORS (BERMUDA) L.P.

                                    By: /s/ Authorized Officer
                                        --------------------------

                                    BAY POND PARTNERS, L.P.

                                    By: /s/ Authorized Officer
                                        --------------------------

                                    IVY  MA   HOLDINGS   1,   LTD  (A   CAYMAN
                                    CORPORATION)

                                    By: /s/ Authorized Officer
                                        --------------------------

                                    IVY MA HOLDINGS 4, LLC

                                    By: /s/ Authorized Officer
                                        --------------------------

                                    KEEFE-RAINBOW   OFFSHORE   FUND,   LTD  (A
                                    CAYMAN CORPORATION)

                                    By: /s/ Authorized Officer
                                        --------------------------

                                    KEEFE-RAINBOW PARTNERS LP

                                    By: /s/ Authorized Officer
                                        --------------------------

                                    MOORS AND MENDON MASTER FUND LP

                                    By: /s/ Authorized Officer
                                        --------------------------

                                    NORGUARD INSURANCE COMPANY

                                    By: /s/ Authorized Officer
                                        --------------------------

                                    OZ MASTER FUND, LTD.

                                    By: /s/ Authorized Officer
                                        --------------------------

                                    ROYAL INVESTMENTS OF DELAWARE

                                    By: /s/ Authorized Officer
                                        --------------------------

                                    WOLF CREEK INVESTORS (BERMUDA) L.P.

                                    By: /s/ Authorized Officer
                                        --------------------------

                                    WOLF CREEK PARTNERS, L.P.

                                    By: /s/ Authorized Officer
                                        --------------------------


               SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

                                     ANNEX A

                              PLAN OF DISTRIBUTION

      The Selling Stockholders and any of their pledgees, donees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any one or more of the following methods when selling shares:

o     ordinary   brokerage   transactions   and   transactions   in  which   the
      broker-dealer solicits purchasers;

o block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

o purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

o an exchange distribution in accordance with the rules of the applicable exchange;

o     privately negotiated transactions;

o     short sales;

o sales by broker-dealers pursuant to an agreement with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

o     a combination of any such methods of sale; and

o     any other method permitted pursuant to applicable law.

      The Selling Stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

      Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The Selling Stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

      The Selling Stockholders may from time to time pledge or grant a security interest in some or all of the shares of Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of Common Stock from time to time under this prospectus, or under an amendment or supplement to this prospectus amending the list of Selling Stockholders to include the pledgee, transferee or other successors in interest as Selling Stockholders under this prospectus.

      Upon the Company being notified in writing by a Selling Stockholder that any material arrangement has been entered into with a broker-dealer for the sale of shares of common stock through a block trade, special offering, exchange distribution or secondary distribution or purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, disclosing (i) the name of each such Selling Stockholder and of the participating broker-dealer(s),
(ii) the number of shares involved, (iii) the price at which such shares are sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In addition, upon the Company being notified in writing by a Selling Stockholder that a donee or pledge intends to sell more than 500 shares of common stock, a supplement to this prospectus will be filed if then required in accordance with applicable securities law.

      The Selling Stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

      The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has represented and warranted to the Company that it does not have any agreement or understanding, directly or indirectly, with any person to distribute the shares of common stock.

      The Company has advised the Selling Stockholders that they are required to comply with Regulation M promulgated under the Exchange Act during such time as they may be engaged in a distribution of the shares. The foregoing may affect the marketability of the common stock.

      The Company is required to pay all fees and expenses incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.